UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2011

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois	60555
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 753-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definite Agreement.

On November 14, 2011, Navistar International Corporation (the “Company”) entered into an agreement (the “Agreement”) with certain stockholders, including Carl C. Icahn (“Icahn”) and certain investment funds affiliated with Icahn (collectively, the “Icahn Group”).

Under the terms of the Agreement, the Company agrees to submit a resolution to its stockholders at the 2012 annual meeting of stockholders (the “2012 Annual Meeting”) that will declassify the Company’s board of directors (the “Board”) and provide for the annual election of directors (the “Declassification Proposal”). Through the date of the Company’s 2013 Annual Meeting, the Company also agrees not to adopt any stockholder rights plan that restricts the ability of the Icahn Group to own up to 14.99% of the Company’s voting securities and, conditioned upon stockholder approval of the Declassification Proposal, not to increase the size of the Board above eleven directors.

The Icahn Group agrees that it shall vote in favor of the directors nominated by the Board for election at the 2012 Annual Meeting and in accordance with the recommendation of the Board regarding the Declassification Proposal and the proposal to ratify the selection of the Company’s auditor. Prior to or at the 2012 Annual Meeting, the Icahn Group agrees, among other things, not to present any proposal for consideration for action by stockholders, propose any nominee for election to the Board or make any statement or announcement that disparages the Company, its officers or its directors. Through the date of the Company’s 2013 Annual Meeting, and conditioned upon stockholder approval of the Declassification Proposal, the Icahn Group further agrees not to acquire in excess of 14.99% of the Company’s voting securities without providing the Company at least ten days’ prior notice of intent to do so.

A copy of the Agreement is filed with this Form 8-K and attached hereto as Exhibit 10.1. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement. On November 15, 2011, the Company issued a press release announcing the execution of the Agreement. A copy of the press release is filed with this Form 8-K and attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Agreement, dated November 14, 2011, by and among Navistar International Corporation, Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II L.P., Icahn Partners Master Fund III L.P., High River Limited Partnership, Carl C. Icahn and certain other entities signatory thereto.

99.1	Press release, dated November 15, 2011, announcing the Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/S/ ANDREW J. CEDEROTH
Name:	Andrew J. Cederoth
Title:	Executive Vice President and
Chief Financial Officer

Date: November 15, 2011

EXHIBIT INDEX

Exhibit Number	Description

10.1	Agreement, dated November 14, 2011, by and among Navistar International Corporation, Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II L.P., Icahn Partners Master Fund III L.P., High River Limited Partnership, Carl C. Icahn and certain other entities signatory thereto.

99.1	Press release, dated November 15, 2011, announcing the Agreement.